Tax (Tables)	6 Months Ended
Jun. 30, 2014
Reconciliation of taxes computed at the Swiss statutory rate
Tax expense reconciliation

in	2Q14
CHF million
Income tax expense/(benefit) computed at the Swiss statutory tax rate of 22%	(76)
Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	228
Other non-deductible expenses	386
Changes in deferred tax valuation allowance	505
Lower taxed income	(5)
Income taxable to noncontrolling interests	(10)
Change in recognition of outside basis difference	(733)
Other	12
Income tax expense	307

Effective tax rate	Effective tax rate
in	2Q14	1Q14	2Q13	6M14	6M13
Effective tax rate (%)	(88.7)	31.2	28.7	60.8	27.6

Net deferred tax assets
Net deferred tax assets

end of	2Q14	1Q14
Net deferred tax assets (CHF million)
Deferred tax assets	5,557	5,683
of which net operating losses	758	1,436
of which deductible temporary differences	4,799	4,247
Deferred tax liabilities	(423)	(427)
Net deferred tax assets	5,134	5,256